UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2006

Item 1. Report to Stockholders.


Calvert
Investments that make a difference

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March 31, 2006

Semi-Annual Report

Calvert Large Cap

Growth Fund

A UNIFI Company

Calvert
Investments that make a difference

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Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
5

Shareholder Expense Example
9

Statement of Net Assets
11

Statement of Operations
16

Statements of Changes in Net Assets
17

Notes to Financial Statements
18

Financial Highlights
22

Explanation of Financial Tables
26

Proxy Voting and Availability of Quarterly Portfolio Holdings
28

Basis for Board's Approval of Investment Advisory Contracts
28

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Dear Shareholders:

The six months ended March 31, 2006 were strong ones for the U.S. equity markets and the economy, despite challenges from higher energy prices, the war in Iraq, rising interest rates and the aftermath of rebuilding from the Gulf coast hurricanes. Domestic stocks across all capitalization ranges (small, mid-sized, and large) posted solid six-month advances, with even stronger returns for international stocks, as measured by the MSCI EAFE Index.1 In reaction to rising interest rates, bond prices overall declined slightly, with the benchmark Lehman U.S. Credit Index returning -0.68%.

Ben Bernanke took over the reins at the Federal Reserve as Chairman in February 2006, in what appears to be a smooth transition from the Greenspan era. With the Fed funds rate now at 4.75%, we appear to be in a period of healthy economic growth. Despite warning signals, we continue to see moderate, contained inflation.

Calvert Initiatives

At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Over the past six months, we've continued to advance our compliance and regulatory oversight; and expanded our public commitment in areas such as board diversity and the empowerment of women in business through our Calvert Women's Principles.

In addition, we've added a new position to bolster our leadership efforts in the areas of social research, shareholder advocacy, and public outreach. On April 18, Bennett Freeman joined Calvert as Senior Vice President, Social Research and Policy. Formerly head of Global Corporate Responsibility practice at Burson-Marsteller, and Deputy Assistant Secretary of State for Democracy, Human Rights and Labor, Mr. Freeman will manage the social analysis functions and lead the development of Calvert's positions on social issues and actively articulate those positions in a variety of public forums. In addition, he will identify emerging trends and opportunities in social research and shareholder advocacy.

Calvert RatingsTM

In January, we published the Calvert Ratings, a proprietary assessment of the social, environmental, and governance performance of the 100 largest U.S. companies (ranked by market capitalization). We developed the Ratings to provide greater transparency in our methodology for evaluating the corporate performance of companies. The Ratings indicate a company's performance in five separate issue areas including the environment, workplace, business practices, human rights and community relations. The Ratings and their methodology are posted under "Introducing Calvert Ratings" on calvert.com.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process can lead to lower risk and competitive long-term performance. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert celebrates our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the years ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2006

1. For the six months ended March 31, 2006, larger-company stocks (S&P 500 Index) were up 6.38%; smaller-company stocks (Russell 2000® Index) advanced 15.23%; and mid-cap stocks (Russell Midcap® Index) gained 11.32%. International stocks gained 13.99% in US dollars, as measured by the MSCI EAFETM Index.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

As a company, through the work of the Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2006.

Calvert RatingsTM

January 2006 saw the launch of the Calvert Ratings, which evaluates the 100 largest U.S. companies in the areas of environment, workplace, business practices, human rights, and community relations to assign each one an overall corporate responsibility score. Companies are rated on a scale of 1 (substantially below Calvert standards) to 5 (superior). See how the Ratings work on our home page at www.calvert.com.

Calvert Creates Senior Position in Social Research and Policy

With more than 20 years' diplomatic, corporate, and consulting experience in issues that are at the heart of Calvert's social agenda, Bennett Freeman has been named the company's first Sr. Vice President for Social Research and Policy. Freeman manages Calvert's social analysis functions, develops and articulates the company's positions on social issues, and identifies emerging trends and opportunities in social research and shareholder advocacy.

Shareholder Activism

For the 2006 proxy season, Calvert has filed 16 shareholder resolutions and been able to withdraw half of them because companies have taken action to address our concerns. Among these resolutions, issues have included sustainability reporting, political-contributions disclosure, energy efficiency, predatory lending, and sustainable forestry practices.

Over the past several years, Calvert has engaged 35 companies on the subject of corporate board diversity via shareholder resolutions. To date, 28 of those companies--a full 80%--have either changed their charter language or added at least one woman or minority representative to their boards.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund Class A shares (at NAV) returned 8.87%* for the six-month reporting period ended March 31, 2006, outperforming the benchmark S&P 500 Index (at 6.38%). Successful selection of individual stocks helped performance versus the benchmark in spite of the Fund's focus on growth and large-cap stocks, which, in the climate of the reporting period, generally suffered.

Investment Climate

The fourth quarter of 2005 began with positive momentum for the S&P 500 Index, as it returned 2.08%, and the first quarter of 2006 continued this trend with a return of 4.21%. Oil prices softened in the fourth quarter of 2005 and then rose in the first quarter of 2006. Energy stocks underperformed the market for the six-month period. Large-cap growth stocks, as measured by the S&P Barra Growth Index, returned 4.41% for the period, trailing the S&P 500 Index by 1.97%. Among large-cap stocks, growth continues to lag value, though over the past few quarters we have seen a resurgence of interest in small-and mid-cap growth stocks.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Fund seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

What worked well

Our ongoing strategy of maintaining a fully invested portfolio and avoiding trying to time the market played a major positive role in Fund performance. In addition, we held significant positions in industries that performed well for the period, including communications technology, retail, and computers.

Our top performer, WESCO International, is a wholesale distributor of electrical products and other industrial maintenance, repair, and operating supplies. The company has done very well over the past six months, gaining 100.8%. The stock was up 59.2% for the first quarter of 2006, in strong contrast to the same quarter in 2005, when our then-new holding in WESCO was one of our worst performers (-21.7%). The company has grown its sales by an average of 16% over the past two years and has shown strong growth in earnings as well. This isn't a flashy company, but it continues to please investors by expanding sales and profits. According to I/B/E/S data on Bloomberg, Wall Street analysts have recently raised their estimates for the company for the 2006 and 2007 fiscal years.1

What didn't work well

Our most disappointing stock for the reporting period--one that we have sold our position in--was Juniper Networks Inc. (at -26.6%), which designs and sells Internet protocol networking products and services. The company reported adverse fourth-quarter 2005 sales and earnings results after the market close on January 25, 2006, and a round of stock downgrades and stock selloffs of over 20% ensued the next day. Sales missed estimates, and some investors anticipated a cooling market for the routers that send Web traffic, which could hurt future sales for the entire industry.

We were pleased that WESCO International returns more than made up for the disappointment of not only Juniper but also several other underperformers.

Goldman Sachs Group Inc, up 26.3% this reporting period, was the Fund's largest holding at the end of the period, followed by Qualcomm Inc and Cisco Systems Inc. On a relative scale, the fund is currently significantly overweight to the Technology sector.

Outlook

As was true at this time in 2005, large-cap stocks continue to trail all others for the cumulative three- and five-year periods. However, we do not expect this trend to continue for much longer.

Our portfolio strategy looks identical in bull and bear markets. We remain fully invested in the stock market, maintain our disciplined quantitative investment process, and avoid decisions based on macroeconomic data (employment, fiscal policy, consumer sentiment, etc.) or market-timing data. We continue to believe that the best investment strategy includes diversification, a long-term plan, and the discipline to carry it out. Given this time-tested, disciplined strategy, we are optimistic about Fund performance for 2006 and beyond.

April 2006

1. The Thomson Financial I/B/E/S databases provide global current and historical earnings information to the international investment community

As of March 31, 2006, the following companies represented the following percentages of Fund net assets: WESCO International 1.35%, Juniper Networks Inc. 0.00%, Goldman Sachs Group Inc. 3.51%, Qualcomm Inc. 2.21%, and Cisco Systems Inc. 2.09%. All holdings are subject to change without notice.

Portfolio Statistics
March 31, 2006
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/06	3/31/06
Class A	8.87%	22.49%
Class B	8.40%	21.43%
Class C	8.43%	21.54%
Class I	9.14%	23.21%
S&P 500 Index**	6.38%	11.72%
Lipper Multi-Cap Growth Funds Avg.**	9.21%	20.40%

Asset Allocation
Stocks		96.3%
Cash or Cash Equivalents		3.7%
Total		100%

Past performance is no guarantee of future results.

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

**Source: Lipper Analytical Services, Inc

*Share return at NAV does not reflect deduction of the Fund's maximum front-end sales charge of 4.75%.

Portfolio Statistics

March 31, 2006

% of Total
Economic Sectors	Investments
Auto & Transportation	4.0%
Consumer Discretionary	11.9%
Consumer Staples	0.8%
Financial Services	19.3%
Government Agency Obligations	3.6%
Health Care	13.0%
Materials & Processing	1.9%
Other Energy	7.2%
Producer Durables	4.7%
Technology	30.4%
Utilities	3.2%
Total	100%

Portfolio Statistics
March 31, 2006
Average Annual Total Returns
(with max. load)

Class A Shares*
One year	16.67%
Five year	8.19%
Ten Year	11.08%

Class B Shares
One year	16.43%
Five year	8.06%
Since inception	0.09%
(10/31/00)

Class C Shares
One year	20.54%
Five year	8.22%
Since inception	0.37%
(10/31/00)

Class I Shares*
One year	23.21%
Five year	9.91%
Ten Year	11.98%

Ten Largest Stock Holdings

% of Net Assets
Goldman Sachs Group, Inc.	3.5%
Qualcomm, Inc.	2.2%
Cisco Systems, Inc.	2.1%
Texas Instruments, Inc.	2.1%
Advanced Micro Devices, Inc.	2.0%
Starbucks Corp.	1.9%
Marvell Technology Group Ltd.	1.9%
Hewlett-Packard Co.	1.9%
Gilead Sciences, Inc.	1.8%
Lowe's Co.'s, Inc.	1.8%
Total	21.2%

* Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. Past performance is no guarantee of future results.

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different depending on sales charges and expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,088.30	$8.48
Hypothetical	$1,000.00	$1,016.81	$8.19
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,084.00	$12.84
Hypothetical	$1,000.00	$1,012.61	$12.40
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,084.30	$12.45
Hypothetical	$1,000.00	$1,012.99	$12.02
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,091.70	$5.53
Hypothetical	$1,000.00	$1,019.65	$5.34
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.63%, 2.47%, 2.40%, and 1.06%, for Class A, Class B, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2006

Equity Securities - 98.5%	Shares	Value
Air Transportation - 1.7%
FedEx Corp.	141,100	$15,935,834

Banks - Outside New York City - 1.2%
State Street Corp.	110,300	6,665,429
US Bancorp	161,300	4,919,650
		11,585,079

Biotechnology - Research & Production - 2.6%
Amgen, Inc.*	218,700	15,910,425
Genzyme Corp. - General Division*	116,900	7,858,018
		23,768,443

Communications Technology - 8.2%
America Movil, SA de CV (ADR)	398,000	13,635,480
Cisco Systems, Inc.*	891,100	19,310,137
Motorola, Inc.	556,500	12,749,415
NCR Corp.*	236,800	9,895,872
Qualcomm, Inc.	403,000	20,395,830
		75,986,734

Computer - Services, Software & Systems - 4.9%
Adobe Systems, Inc.	236,600	8,262,072
Affiliated Computer Services, Inc.*	112,300	6,699,818
Amdocs Ltd.*	254,500	9,177,270
Autodesk, Inc.	159,900	6,159,348
BMC Software, Inc.*	310,000	6,714,600
Citrix Systems, Inc.*	67,600	2,562,040
Infosys Technologies Ltd. (ADR)	71,000	5,528,060
		45,103,208

Computer Technology - 6.4%
Apple Computer, Inc.*	210,500	13,202,560
Hewlett-Packard Co.	521,600	17,160,640
Nvidia Corp.*	268,000	15,345,680
SanDisk Corp.*	232,700	13,384,904
		59,093,784

Consumer Electronics - 1.3%
Garmin Ltd.	93,100	7,394,933
Harman International Industries, Inc.	44,200	4,911,946
		12,306,879

Diversified Financial Services - 4.4%
Chicago Mercantile Exchange Holdings, Inc.	18,300	8,189,250
Goldman Sachs Group, Inc.	206,300	32,380,848
		40,570,098

Equity Securities - Cont'd	Shares	Value
Diversified Materials & Processing - 0.8%
Armor Holdings, Inc.*	131,600	$7,670,964

Diversified Production - 1.3%
Danaher Corp.	52,600	3,342,730
Dover Corp.	178,700	8,677,672
		12,020,402

Drug & Grocery Store Chains - 0.8%
Walgreen Co.	37,700	1,626,001
Whole Foods Market, Inc.	85,800	5,700,552
		7,326,553

Drugs & Pharmaceuticals - 8.1%
Allergan, Inc.	103,600	11,240,600
Bristol-Myers Squibb Co.	547,900	13,483,819
Gilead Sciences, Inc.*	272,300	16,942,506
Johnson & Johnson	201,444	11,929,514
Pfizer, Inc.	340,000	8,472,800
Teva Pharmaceutical Industries Ltd. (ADR)	300,200	12,362,236
		74,431,475

Electronics - Medical Systems - 1.1%
Medtronic, Inc.	208,900	10,601,675

Electronics - Semiconductors / Components - 11.6%
Advanced Micro Devices, Inc.*	563,300	18,679,028
Altera Corp.*	449,400	9,275,616
Broadcom Corp.*	300,500	12,969,580
Intersil Corp.	269,900	7,805,508
Jabil Circuit, Inc.*	197,700	8,473,422
Linear Technology Corp.	163,700	5,742,596
Marvell Technology Group Ltd.*	322,200	17,431,020
Texas Instruments, Inc.	589,100	19,128,077
Xilinx, Inc.	292,000	7,434,320
		106,939,167

Financial Data Processing Services - 2.5%
Checkfree Corp.*	153,100	7,731,550
Fiserv, Inc.*	169,200	7,199,460
Paychex, Inc.	204,200	8,506,972
		23,437,982

Financial Information Services - 1.5%
Moody's Corp.	188,900	13,498,794

Healthcare Services - 1.4%
Express Scripts, Inc.*	148,000	13,009,200

Home Building - 0.4%
Pulte Homes, Inc.	101,200	3,888,104

Equity Securities - Cont'd	Shares	Value
Identification Control & Filter Devices - 1.6%
Agilent Technologies, Inc.*	384,600	$14,441,730

Insurance - Life - 1.4%
Prudential Financial, Inc.	166,600	12,629,946

Insurance - Multi-Line - 2.7%
Cigna Corp.	37,200	4,859,064
Hartford Financial Services Group, Inc.	42,600	3,431,430
Safeco Corp.	151,800	7,621,878
St. Paul Travelers Co.'s, Inc.	217,500	9,089,325
		25,001,697

Insurance - Property & Casualty - 2.0%
Chubb Corp.	97,300	9,286,312
WR Berkley Corp.	154,800	8,987,688
		18,274,000

Machinery - Industrial / Specialty - 0.7%
Illinois Tool Works, Inc.	66,700	6,423,877

Machinery - Oil Well Equipment and Services - 1.1%
Helix Energy Solutions Group, Inc.*	259,400	9,831,260

Medical & Dental - Instruments & Supplies - 0.1%
Stryker Corp.	19,300	855,762

Metal Fabricating - 1.1%
Tenaris SA (ADR)	57,400	10,370,458

Office Furniture & Business Equipment - 0.8%
Xerox Corp.*	512,700	7,793,040

Oil - Crude Producers - 4.7%
Chesapeake Energy Corp.	240,900	7,566,669
EOG Resources, Inc.	159,200	11,462,400
Pioneer Natural Resources Co.	176,700	7,818,975
Unit Corp.*	183,000	10,202,250
XTO Energy, Inc.	157,066	6,843,366
		43,893,660

Oil - Integrated International - 1.5%
EnCana Corp.	297,300	13,892,829

Railroads - 1.2%
Canadian National Railway Co.	247,800	11,220,384

Real Estate - 0.5%
Brookfield Asset Management, Inc.	90,200	4,966,412

Rent & Lease Services - Construction - 1.3%
WESCO International, Inc.*	183,000	12,445,830

Restaurants - 2.0%
Starbucks Corp.*	480,300	18,078,492

Equity Securities - Cont'd	Shares	Value
Retail - 6.7%
Fastenal Co.	186,100	$8,809,974
Home Depot, Inc.	386,400	16,344,720
Lowe's Co.'s, Inc.	257,500	16,593,300
Nordstrom, Inc.	290,100	11,366,118
Office Depot, Inc.*	198,000	7,373,520
Staples, Inc.	37,050	945,516
		61,433,148

Savings & Loans - 1.2%
Washington Mutual, Inc.	254,300	10,838,266

Securities Brokers & Services - 2.3%
Charles Schwab Corp.	513,300	8,833,893
Franklin Resources, Inc.	133,200	12,552,768
		21,386,661

Services - Commercial - 0.9%
Getty Images, Inc.*	106,500	7,974,720

Transportation Miscellaneous - 1.2%
CH Robinson Worldwide, Inc.	218,000	10,701,620

Utilities - Gas Distribution - 1.1%
Kinder Morgan, Inc.	53,800	4,949,062
Questar Corp.	70,100	4,910,505
		9,859,567

Utilities - Telecommunications - 2.2%
AT&T, Inc.	297,400	8,041,696
BellSouth Corp.	352,800	12,224,520
		20,266,216

Total Equity Securities (Cost $775,096,990)		909,753,950

	Principal
Certificates of Deposit - 0.0%	Amount	Value
One United Bank, 3.04%, 8/22/06 (b)(k)	$100,000	$99,750
ShoreBank & Trust Co., 4.30%, 2/11/07 (b)(k)	100,000	99,650

Total Certificates of Deposit (Cost $200,000)		199,400

U.S. Government Agencies	Principal
and Instrumentalities - 3.7%	Amount	Value
Federal Home Loan Bank Discount Notes, 4/3/06	$34,300,000	$34,291,234

Total U.S. Government Agencies and
Instrumentalities (Cost $34,291,234)		34,291,234

TOTAL INVESTMENTS (Cost $809,588,224) - 102.2%		944,244,584
Other assets and liabilities, net - (2.2%)		(20,510,480)
Net Assets - 100%		$923,734,104

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value share authorized:
Class A: 20,465,424 shares outstanding		$562,506,066
Class B: 1,304,238 shares outstanding		31,698,847
Class C: 2,361,913 shares outstanding		62,210,499
Class I: 4,821,219 shares outstanding		138,593,443
Undistributed net investment income (loss)		(2,188,630)
Accumulated net realized gain (loss) on investments and foreign currency transactions		(3,742,248)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		134,656,127
Net Assets		$923,734,104

Net Asset Value Per Share
Class A (based on net assets of $653,280,868)		$31.92
Class B (based on net assets of $39,545,268)		$30.32
Class C (based on net assets of $71,978,803)		$30.47
Class I (based on net assets of $158,929,165)		$32.96

* Non income producing security.

Abbreviations:

ADR: American Depository Receipt

(b) This security was valued by the Board of Directors. See note A.

(k) These certificates of deposit are fully insured by agencies of the federal government.

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2006

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $22,972)	$3,155,003
Interest income	480,541
Total investment income	3,635,544

Expenses:
Investment advisory fee	896,259
Investment subadvisory fee:
Base fee	1,613,266
Performance adjustment	573,826
Transfer agency fees and expenses	674,763
Distribution Plan expenses:
Class A	626,895
Class B	170,254
Class C	268,770
Directors' fees and expenses	81,816
Administrative fees	653,164
Accounting fees	54,751
Custodian fees	30,884
Registration fees	39,828
Reports to shareholders	94,904
Professional fees	21,567
Miscellaneous	63,689
Total expenses	5,864,636
Reimbursement from Advisor:
Class I	(8,995)
Fees paid indirectly	(31,467)
Net expenses	5,824,174

Net Investment Income (Loss)	(2,188,630)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	470,734
Foreign currency transactions	103
470,837

Change in unrealized appreciation or (depreciation):
Investments	62,937,676
Assets and liabilities denominated in foreign currencies	(711)
62,936,965

Net Realized and Unrealized Gain
(Loss) on Investments	63,407,802

Increase (Decrease) in Net Assets
Resulting From Operations	$61,219,172

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($2,188,630)	($2,366,722)
Net realized gain (loss)	470,837	3,072,245
Change in unrealized appreciation
or (depreciation)	62,936,965	60,688,997

Increase (Decrease) in Net Assets
Resulting From Operations	61,219,172	61,394,520

Capital share transactions:
Shares sold:
Class A Shares	272,544,387	268,157,678
Class B Shares	9,131,919	16,060,492
Class C Shares	28,658,170	27,897,153
Class I Shares	53,577,853	115,904,558
Redemption fees:
Class A Shares	9,079	9,356
Class B Shares	661	174
Class C Shares	697	549
Class I Shares	1,625	--
Shares redeemed:
Class A Shares	(35,233,925)	(35,202,121)
Class B Shares	(2,220,728)	(2,608,184)
Class C Shares	(2,170,387)	(2,639,867)
Class I Shares	(15,085,131)	(23,637,385)
Total capital share transactions	309,214,220	363,942,403

Total Increase (Decrease) in Net Assets	370,433,392	425,336,923

Net Assets
Beginning of period	553,300,712	127,963,789
End of period (including net investment loss of $2,188,630 and $0, respectively)	$923,734,104	$553,300,712

Capital Share Activity
Shares sold:
Class A Shares	8,884,081	10,022,963
Class B Shares	312,904	631,918
Class C Shares	975,993	1,083,508
Class I Shares	1,691,380	4,224,969
Shares redeemed:
Class A Shares	(1,142,045)	(1,312,063)
Class B Shares	(76,118)	(102,022)
Class C Shares	(74,251)	(102,637)
Class I Shares	(489,290)	(857,511)
Total capital share activity	10,082,654	13,589,125

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2006, securities valued at $199,400 or 0.02% of net assets were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .25% of the Fund's average daily net assets. Under the terms of the agreement, $188,238 was payable at period end. In addition, $166,127 was payable at period end for operating expenses paid by the Advisor during March 2006.

Bridgeway Capital Management, Inc., ("BCM") is the Fund's Subadvisor. BCM receives a subadvisory fee, paid by the Fund. For its services, BCM receives a base annual fee, payable monthly, of .45% of the Fund's average daily net assets. BCM may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund's Class I shares exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under the terms of the agreement, $459,955 was payable at period end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and .90% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $137,582 was payable at period end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $223,380 was payable at period end.

The Distributor received $238,134 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2006.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $115,494 for the six months ended March 31, 2006. Under the terms of the agreement, $26,737 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

On December 2, 2005, shareholders approved the reorganization of several Calvert Fund Boards. As a result of this reorganization, Directors now oversee additional portfolios. Each Director who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 ($6,000 prior to December 2, 2005) plus a meeting fee of $2,000 ($1,000 prior to December 2, 2005) for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $426,514,766 and $123,541,363, respectively.

The cost of investments owned at March 31, 2006 for federal income tax purposes was $809,588,224. Net unrealized appreciation aggregated $134,656,360 of which $140,862,444 related to appreciated securities and $6,206,084 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $1,085,600 and $3,057,676 at September 30, 2005 may be utilized to offset future capital gains until expiration in September 2010 and September 2011, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2006. For the six months ended March 31, 2006, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$30,649	4.56%	$1,394,521	December 2005

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2006	2005	2004
Net asset value, beginning	$29.32	$24.37	$21.09
Income from investment operations
Net investment income (loss)	(.08)	(.12)	(.10)
Net realized and unrealized gain (loss)	2.68	5.07	3.38
Total from investment operations	2.60	4.95	3.28
Total increase (decrease) in net asset value	2.60	4.95	3.28
Net asset value, ending	$31.92	$29.32	$24.37

Total return*	8.87%	20.31%	15.55%
Ratios to average net assets: A
Net investment income (loss)	(.61%) (a)	(.72%)	(.87%)
Total expenses	1.64% (a)	1.56%	1.85%
Expenses before offsets	1.64% (a)	1.56%	1.62%
Net expenses	1.63% (a)	1.55%	1.61%
Portfolio turnover	18%	61%	56%
Net assets, ending (in thousands)	$653,281	$373,113	$97,781

		Periods Ended
	September 30,	September 30,	September 30
Class A Shares	2003	2002	2001#
Net asset value, beginning	$16.25	$19.19	$23.27
Income from investment operations
Net investment income (loss)	(.16)	(.10)	(.02)
Net realized and unrealized gain (loss)	5.00	(2.84)	(4.06)
Total from investment operations	4.84	(2.94)	(4.08)
Total increase (decrease) in net asset value	4.84	(2.94)	(4.08)
Net asset value, ending	$21.09	$16.25	$19.19

Total return*	29.78%	(15.32%)	(17.53%)
Ratios to average net assets: A
Net investment income (loss)	(1.07%)	(.64%)	(.61%) (a)
Total expenses	2.53%	2.48%	2.62% (a)
Expenses before offsets	1.70%	1.42%	1.39% (a)
Net expenses	1.68%	1.39%	1.30% (a)
Portfolio turnover	78%	71%	31%
Net assets, ending (in thousands)	$18,139	$8,758	$6,915

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2006	2005	2004
Net asset value, beginning	$27.97	$23.47	$20.50
Income from investment operations
Net investment income (loss)	(.19)	(.32)	(.29)
Net realized and unrealized gain (loss)	2.54	4.82	3.26
Total from investment operations	2.35	4.50	2.97
Total increase (decrease) in net asset value	2.35	4.50	2.97
Net asset value, ending	$30.32	$27.97	$23.47

Total return*	8.40%	19.17%	14.49%
Ratios to average net assets: A
Net investment income (loss)	(1.45%)(a)	(1.62%)	(1.89%)
Total expenses	2.48% (a)	2.47%	2.76%
Expenses before offsets	2.48% (a)	2.47%	2.62%
Net expenses	2.47% (a)	2.46%	2.61%
Portfolio turnover	18%	61%	56%
Net assets, ending (in thousands)	$39,545	$29,861	$12,614

		Periods Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001#
Net asset value, beginning	$15.96	$19.04	$23.15
Income from investment operations
Net investment income (loss)	(.28)	(.25)	(.05)
Net realized and unrealized gain (loss)	4.82	(2.83)	(4.06)
Total from investment operations	4.54	(3.08)	(4.11)
Total increase (decrease) in net asset value	4.54	(3.08)	(4.11)
Net asset value, ending	$20.50	$15.96	$19.04

Total return*	28.45%	(16.18%)	(17.75%)
Ratios to average net assets: A
Net investment income (loss)	(2.07%)	(1.64%)	(1.60%) (a)
Total expenses	3.51%	3.61%	4.19% (a)
Expenses before offsets	2.70%	2.42%	2.39% (a)
Net expenses	2.68%	2.39%	2.30% (a)
Portfolio turnover	78%	71%	31%
Net assets, ending (in thousands)	$4,705	$2,074	$1,445

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2006	2005	2004
Net asset value, beginning	$28.10	$23.55	$20.59
Income from investment operations
Net investment income (loss)	(.16)	(.25)	(.24)
Net realized and unrealized gain (loss)	2.53	4.80	3.20
Total from investment operations	2.37	4.55	2.96
Total increase (decrease) in net asset value	2.37	4.55	2.96
Net asset value, ending	$30.47	$28.10	$23.55

Total return*	8.43%	19.32%	14.38%
Ratios to average net assets: A
Net investment income (loss)	(1.38%) (a)	(1.54%)	(1.88%)
Total expenses	2.40% (a)	2.39%	2.74%
Expenses before offsets	2.40% (a)	2.39%	2.62%
Net expenses	2.40% (a)	2.38%	2.61%
Portfolio turnover	18%	61%	56%
Net assets, ending (in thousands)	$71,979	$41,036	$11,288

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001#
Net asset value, beginning	$16.02	$19.12	$23.24
Income from investment operations
Net investment income (loss)	(.26)	(.24)	(.06)
Net realized and unrealized gain (loss)	4.83	(2.86)	(4.06)
Total from investment operations	4.57	(3.10)	(4.12)
Total increase (decrease) in net asset value	4.57	(3.10)	(4.12)
Net asset value, ending	$20.59	$16.02	$19.12

Total return*	28.53%	(16.21%)	(17.73%)
Ratios to average net assets: A
Net investment income (loss)	(2.08%)	(1.64%)	(1.62%) (a)
Total expenses	3.78%	3.96%	5.14% (a)
Expenses before offsets	2.70%	2.42%	2.39% (a)
Net expenses	2.68%	2.39%	2.30% (a)
Portfolio turnover	78%	71%	31%
Net assets, ending (in thousands)	$2,635	$1,234	$691

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$30.20	$24.95	$21.46
Income from investment operations
Net investment income (loss)	(.01)	(.03)	(.06)
Net realized and unrealized gain (loss)	2.77	5.28	3.55
Total from investment operations	2.76	5.25	3.49
Total increase (decrease) in net asset value	2.76	5.25	3.49
Net asset value, ending	$32.96	$30.20	$24.95

Total return*	9.14%	21.04%	16.26%
Ratios to average net assets: A
Net investment income (loss)	(.05%) (a)	(.15%)	(.30%)
Total expenses	1.08% (a)	.99%	1.72%
Expenses before offsets	1.07% (a)	.98%	1.02%
Net expenses	1.06% (a)	.97%	1.01%
Portfolio turnover	18%	61%	56%
Net assets, ending (in thousands)	$158,929	$109,291	$6,280

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001#
Net asset value, beginning	$16.44	$19.30	$23.37
Income from investment operations
Net investment income (loss)	(.10)	(.01)	--
Net realized and unrealized gain (loss)	5.12	(2.85)	(4.07)
Total from investment operations	5.02	(2.86)	(4.07)
Distributions from
Net realized gain	--	--	--
Total distributions	--	--	--
Total increase (decrease) in net asset value	5.02	(2.86)	(4.07)
Net asset value, ending	$21.46	$16.44	$19.30

Total return*	30.54%	(14.82%)	(17.42%)
Ratios to average net assets: A
Net investment income (loss)	(.46%)	(.05%)	(.02%) (a)
Total expenses	2.07%	1.81%	2.13% (a)
Expenses before offsets	1.10%	.82%	.79% (a)
Net expenses	1.08%	.79%	.70% (a)
Portfolio turnover	78%	71%	31%
Net assets, ending (in thousands)	$3,828	$3,574	$5,043

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return does not reflect deduction of any front-end or deferred sales charge.

# Three month audited period.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the Investment Subadvisory Agreement with respect to the Fund on December 6, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the two- and three-year annualized periods ended June 30, 2005, the Fund outperformed its Lipper index and the Fund's performance was above the median of its peer group and that for the one-year period ended June 30, 2005, the Fund outperformed its Lipper index and was below the median of its peer group. Based upon their review of various factors, the Directors concluded that the Fund's performance over time has been satisfactory.

In considering the Fund's fees and expenses, the Board of Directors compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Fund's advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor and after taking into account expense reimbursements) was mid-range in its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Directors took into account the Advisor's current undertakings to maintain expense limitations for the Fund. The Directors noted the performance adjustment portion of the subadvisory fee. The Board of Directors also noted the Advisor's discussion of the Fund's expenses and certain factors that bear upon the level of such expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor reimburses expenses of the Fund. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and fees. The Board took into account management's agreement to propose breakpoints to the advisory fee for the Fund. The Board also noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered the Fund's performance during the one-, two- and three-year annualized periods ended June 30, 2005 as compared to the Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor, the Directors relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. As noted above, the Board of Directors also considered that the data indicated that the Fund's advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor and after taking into account expense reimbursements) was in the mid-range of its peer group. The Directors also noted the performance adjustment portion of the subadvisory fee. Based upon their review, the Board of Directors determined that the Fund's advisory fee (including the subadvisory fee) was reasonable. In considering the profitability to the Subadvisor of its relationship with the Fund, the Directors relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For this reason, the profitability to the Subadvisor of its relationship with the Fund was not a material factor in the Directors' deliberations. For each of the reasons above, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in their consideration at this time.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategy consistently over time; (e) performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Fund and its shareholders.

A special shareholder meeting was held on December 2, 2005 by the Calvert Impact Fund, Inc. for the purpose of electing a Board of Trustees/Directors. The voting results were as follows:

Name of Trustee/Director	For	Withhold	Abstain	Broker Non-Votes
Rebecca Adamson	16,068,573.178	224,891.883	210,923.000	0.000
Richard L. Baird, Jr.	16,068,276.416	225,188.645	210,923.000	0.000
Frederick A. Davie, Jr.	16,067,378.664	226,086.397	210,923.000	0.000
John Guffey, Jr.	16,065,328.661	228,136.400	210,923.000	0.000
Miles Douglas Harper, III	16,069,195.194	224,269.867	210,923.000	0.000
Joy V. Jones	16,067,597.855	225,867.206	210,923.000	0.000
Terrence J. Mollner, Ed. D.	16,062,174.990	231,290.071	210,923.000	0.000
Sydney Amara Morris	16,067,269.556	226,195.505	210,923.000	0.000
Rustum Roy	16,065,994.461	227,470.600	210,923.000	0.000
Tessa Tennant	16,072,593.668	220,871.393	210,923.000	0.000
Barbara J. Krumsiek	16,069,729.191	223,735.870	210,923.000	0.000
D. Wayne Silby, Esq.	16,060,802.035	232,663.026	210,923.000	0.000

Calvert Large Cap Growth Fund

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

Calvert

Investments that make a difference

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March 31, 2006

Semi-Annual Report
Calvert Impact Fund, Inc.
Small Cap Value Fund
Mid Cap Value Fund

A UNIFI Company

Calvert
Investments that make a difference

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Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
5

Shareholder Expense Example
15

Statements of Net Assets
18

Statements of Operations
24

Statements of Changes in Net Assets
25

Notes to Financial Statements
29

Financial Highlights
33

Explanation of Financial Tables
37

Proxy Voting and Availability of Quarterly Portfolio Holdings
39

Basis for Board's Approval of Investment Advisory Contracts
39

=====================================================

Dear Shareholders:

The six months ended March 31, 2006 were strong ones for the U.S. equity markets and the economy, despite challenges from higher energy prices, the war in Iraq, rising interest rates and the aftermath of rebuilding from the Gulf coast hurricanes. Domestic stocks across all capitalization ranges (small, mid-sized, and large) posted solid six-month advances, with even stronger returns for international stocks, as measured by the MSCI EAFE Index.1 In reaction to rising interest rates, bond prices overall declined slightly, with the benchmark Lehman U.S. Credit Index returning -0.68%.

Ben Bernanke took over the reins at the Federal Reserve as Chairman in February 2006, in what appears to be a smooth transition from the Greenspan era. With the Fed funds rate now at 4.75%, we appear to be in a period of healthy economic growth. Despite warning signals, we continue to see moderate, contained inflation.

Calvert Initiatives

At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Over the past six months, we've continued to advance our compliance and regulatory oversight; and expanded our public commitment in areas such as board diversity and the empowerment of women in business through our Calvert Women's Principles.

In addition, we've added a new position to bolster our leadership efforts in the areas of social research, shareholder advocacy, and public outreach. On April 18, Bennett Freeman joined Calvert as Senior Vice President, Social Research and Policy. Formerly head of Global Corporate Responsibility practice at Burson-Marsteller, and Deputy Assistant Secretary of State for Democracy, Human Rights and Labor, Mr. Freeman will manage the social analysis functions and lead the development of Calvert's positions on social issues and actively articulate those positions in a variety of public forums. In addition, he will identify emerging trends and opportunities in social research and shareholder advocacy.

Calvert RatingsTM

In January, we published the Calvert Ratings, a proprietary assessment of the social, environmental, and governance performance of the 100 largest U.S. companies (ranked by market capitalization). We developed the Ratings to provide greater transparency in our methodology for evaluating the corporate performance of companies. The Ratings indicate a company's performance in five separate issue areas including the environment, workplace, business practices, human rights and community relations. The Ratings and their methodology are posted under "Introducing Calvert Ratings" on calvert.com.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process can lead to lower risk and competitive long-term performance. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert celebrates our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the years ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2006

1. For the six months ended March 31, 2006, larger-company stocks (S&P 500 Index) were up 6.38%; smaller-company stocks (Russell 2000® Index) advanced 15.23%; and mid-cap stocks (Russell Midcap® Index) gained 11.32%. International stocks gained 13.99% in US dollars, as measured by the MSCI EAFETM Index.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

As a company, through the work of the Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2006.

Calvert RatingsTM

January 2006 saw the launch of the Calvert Ratings, which evaluates the 100 largest U.S. companies in the areas of environment, workplace, business practices, human rights, and community relations to assign each one an overall corporate responsibility score. Companies are rated on a scale of 1 (substantially below Calvert standards) to 5 (superior). See how the Ratings work on our home page at www.calvert.com.

Calvert Creates Senior Position in Social Research and Policy

With more than 20 years' diplomatic, corporate, and consulting experience in issues that are at the heart of Calvert's social agenda, Bennett Freeman has been named the company's first Sr. Vice President for Social Research and Policy. Freeman manages Calvert's social analysis functions, develops and articulates the company's positions on social issues, and identifies emerging trends and opportunities in social research and shareholder advocacy.

Shareholder Activism

For the 2006 proxy season, Calvert has filed 16 shareholder resolutions and been able to withdraw half of them because companies have taken action to address our concerns. Among these resolutions, issues have included sustainability reporting, political-contributions disclosure, energy efficiency, predatory lending, and sustainable forestry practices.

Over the past several years, Calvert has engaged 35 companies on the subject of corporate board diversity via shareholder resolutions. To date, 28 of those companies--a full 80%--have either changed their charter language or added at least one woman or minority representative to their boards.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Performance

For the six-month reporting period ended March 31, 2006, Calvert Small Cap Value Fund Class A shares (at NAV) returned 6.31%. * For the same period, the benchmark Russell 2000® Value Index returned 14.26%. Fund underperformance versus the benchmark was largely the result of underperforming stocks within the Health Care, Consumer Discretionary, and Technology sectors.

Investment Climate

A backdrop of shifting investor sentiment, evolving Federal Reserve policy, and generally positive macroeconomic expectations likely helped to fuel much market activity. Crude oil prices ended March within a dollar of prices at the beginning of the six-month period. Inflation (excluding energy prices) remained in check, so that overall investor reaction to energy prices was somewhat muted compared to prior periods since 2004. While most market pundits were predicting another increase or two in the Fed funds rate, forecasts of a cessation or a pause in rate increases were another palliative for the market.

Small-cap stocks continued to outperform all other major U.S. equity categories. And, small-cap growth stocks continued to outperform small-cap value stocks. For the reporting period, small-cap growth stocks (as represented by the Russell 2000® Growth Index) returned 16.20%, versus 14.26% for our benchmark Russell 2000 Value Index. In addition, small- and mid-cap stocks continued outperforming larger caps through the reporting period, with the S&P 500 Index of large-cap stocks returning 5.39% compared to 15.23% for the Russell 2000® Index (which include both value and growth small-cap stocks).

In a period of strong performance for small-cap value stocks, the Russell 2000 Value Index experienced solid gains in every sector except Other Energy (-5.30%), Consumer Staples (-1.20%), and Autos and Transportation (0.50%). We believe that this broadening of market performance is likely to continue this year.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Fund seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility. In the reporting period, we were pleased to find what we believe are longer-term value opportunities for the portfolio, adding new names, including Universal Compression in the Energy sector.

The portfolio strategy emphasizes bottom-up stock selection, which accounts for the great majority of performance issues relative to the benchmark, with sector weightings having a negligible impact. Therefore, our discussion of strategy is focused on specific Fund holdings and on our buy, sell, and hold decisions with regard to these stocks.

Rewarding holdings

Among strong contributors to portfolio return for the reporting period were Interface Inc., Standard Parking Corp., Affiliated Managers Group, Jones Lang LaSalle Inc., and Ruby Tuesday Inc.

Interface -- which designs, manufactures, and markets modular and broadloom floor coverings, interior fabrics, and specialty products -- had a strong 2005 and continued its turnaround success. The company has continued expanding its leadership in the worldwide modular market, outpacing overall industry growth. Interface has also largely offset rising raw-material costs through enhanced manufacturing efficiencies, diligent cost management, and successful pass-throughs of price increases, all of which have led to higher operating margins.

Standard Parking, a provider of parking-facility management in the U.S. and Canada, benefited from strong sales and earnings growth. In addition, the company continues to improve its balance sheet as it reduces debt. Standard's strong relationships with national and regional real-estate developers and REITs help the company retain existing contracts and add new ones. Favorable industry trends and the company's strong cash-flow generation keep us confident in the company.

Affiliated Managers Group has appreciated on record growth, the result of solid asset growth at the investment management firms that they have acquired and continued expansion of product offerings through the successful addition of new affiliates.

Jones Lang LaSalle, a leading global real-estate services and asset-management company, has reported significant year-over-year improvements in revenue, driven by a recovery in worldwide commercial real estate markets. We have sold our position in the company, believing that the stock was fully valued and less attractive than other opportunities.

Ruby Tuesday appreciated following a sales turnaround at established restaurants (represented by strong same-store-sales gains) as well as the company's share buyback program. The company's latest menu -- featuring upgraded ingredients and fewer offerings -- should benefit continued strong same-store sales. We remain fairly optimistic about the company's prospects.

Less successful holdings

The Fund's underperformance relative to the benchmark resulted largely from losses in Health Care and Consumer Discretionary holdings Apria Healthcare, Invacare, Radio One, and Journal Register as well as Technology sector holding Dendrite International, Inc.

Dendrite International, a leading marketer to global pharmaceutical and life-science companies, saw lower-than-expected growth in their client companies. Dendrite has essentially outgrown its operating structure and undertaken a comprehensive effort to restructure. Following disappointing fourth-quarter 2005 results and mounting organizational costs, we eliminated the position.

Government reimbursement policies affecting some company products affected both Apria Healthcare and Invacare. Apria is a provider of home healthcare services and related products. We have been disappointed in the operating results of this company and are currently re-evaluating our view on the company's prospects and valuation. Invacare, a provider of wheelchairs and other health care products, weakened on the pre-announcement of a fourth-quarter 2006 sales shortfall resulting from difficulties with new processing systems and product shipments. However, the larger issue is, as with Apria, the tough Medicare and insurance reimbursement environment for power wheelchairs and home medical equipment. For now, we believe Invacare remains in a leading industry position and is attractive in its risk-adjusted valuation.

Radio One and Journal Register have both been affected by negative investor sentiment on media stocks and overall weak performance of companies that derive the bulk of their revenues from advertisers. Radio One, a leading operator of urban radio stations, continues to be negatively impacted by a still-weak advertising market. In addition, the company announced a disappointing outlook for 2006 because of competitive challenges in several major markets. Despite several company positives, negatives led to our selling the Fund's position. Journal Register, a leading newspaper publisher, has produced favorable operating results relative to its industry, but has been impacted by negative investor sentiment on media stocks. While our contrarian stance on media has not been rewarded thus far, we continue to take a longer-term view in selective instances. Our research indicates that Journal Register, is still attractive based on private-market values.

Outlook

In our view, opportunities for equity investors remain attractive in 2006. In the near term, we expect market volatility to result from supply/demand imbalances in oil, the Fed's commitment to stem inflation through interest-rates increases, and geopolitical concerns in general. We remain cautiously optimistic, even though valuations are generally not as attractive for mid- and small-cap stocks as they were a few years ago. However, the short-term nature of the market still leads to bottom-up stock buying opportunities for longer-term investors. We also believe that investment inflows into the market from hedge funds and private equity players will continue favoring smaller companies. In our view, larger-cap stocks are likely to show improved performance as the overall macroeconomic environment remains fairly positive.

In this environment, individual stock selection should be key to delivering value. The markets are particularly punishing to companies that negatively surprise investors, so market overreaction is providing us some suitable buying opportunities. In addition, we believe business execution by many of the companies in our portfolio is well designed and has notable potential for success. In all, these factors underscore our confidence in the Fund's strategy.

April 2006

As of March 31, 2006, the following companies represented the following percentages of Fund net assets: Universal Compression 2.40%, Interface Inc. 3.04%, Standard Parking Corp. 4.09%, Affiliated Managers Group 3.05%, Jones Lang LaSalle Inc. 0.00%, Ruby Tuesday Inc. 2.92%, Dendrite International, Inc. 0.00%, Apria Healthcare 2.20%, Invacare 1.72%, Radio One 0.00%, and Journal Register 2.38%. All holdings are subject to change without notice.

Small Cap Value

Fund Statistics
March 31, 2006

Investment Performance
(total return at NAV)

	6 Months	12 Months
	Ended	Ended
	3/31/06	3/31/06
Class A	6.31%	8.59%
Class C	5.77%	8.40%
Class I	6.65%	**
Russell 2000 Value Index***	14.26%	23.77%
Lipper Small Cap Core Funds Average***	13.45%	23.45%

**Since inception on 4/29/05 the fund has returned 17.76%, the Russell 2000 Value Index has returned 30.50% and the Lipper Small-Cap Core Average was 30.43%

***Source: Lipper

% of Total
Economic Sectors	Investments
Auto & Transportation	2.0%
Consumer Discretionary	31.5%
Consumer Staples	4.4%
Financial Services	23.7%
Government Agency Obligations	3.5%
Health Care	8.1%
Materials & Processing	11.7%
Other	4.4%
Other Energy	2.4%
Producer Durables	2.4%
Technology	3.0%
Utilities	2.9%
Total	100%

Ten Largest	% of Net
Stock Holdings	Assets
Lance, Inc.	4.3%
Sybron Dental Specialties, Inc.	4.1%
Standard Parking Corp.	4.1%
Corinthian Colleges, Inc.	4.0%
Acuity Brands, Inc.	3.8%
Waddell & Reed Financial, Inc.	3.6%
Jack Henry & Associates, Inc.	3.5%
Assured Guaranty Ltd.	3.5%
Banta Corp.	3.3%
Hilb, Rogal, & Hobbs Co.	3.2%
Total	37.4%

*Shares return at NAV does not reflect deduction of the Fund's maximum front-end sales charge of 4.75%

Small Cap Value Fund Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	3.43%
Since Inception	5.97%
(10/1/04)

Class C Shares
One year	7.40%
Since Inception	7.40%
(4/1/05)

Class I Shares
Since Inception	17.76%

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Performance

For the six-month reporting period ended March 31, 2006, Calvert Mid Cap Value Fund Class A shares (at NAV) returned 7.36%. * For the same period, the Fund's benchmark, the Russell Midcap®Value Index, returned 9.06%. Strong performance in several Fund holdings was offset by disappointing returns on individual securities in the Healthcare and Technology sectors.

Investment Climate

A backdrop of shifting investor sentiment, evolving Federal Reserve policy, and generally positive macroeconomic expectations likely helped to fuel much market activity. Crude oil prices ended March within a dollar of prices at the beginning of the six-month period. Inflation (excluding energy prices) remained in check, so that overall investor reaction to energy prices was somewhat muted compared to prior periods since 2004. While most market pundits were predicting another increase or two in the Fed funds rate, forecasts of a cessation or a pause in rate increases were another palliative for the market.

Mid-cap stocks continued to outperform most other major U.S. equity categories, with the notable exception of small-cap stocks. And, for the reporting period, mid-cap growth stocks in the Russell Midcap® Growth Index returned 11.32%, versus 9.06% for our benchmark Russell Midcap Value Index. In addition, mid- and small-cap stocks continued outperforming larger caps through the reporting period, with the S&P 500 Index of large-cap stocks returning 5.39% compared to 10.14% for the Russell Midcap® Index (which includes both value and growth mid-cap stocks).

Energy stocks ceded their leadership to other sectors during a period of solid performance for the market, particularly for mid-cap stocks. The Russell Midcap Value Index experienced gains in every sector except Utilities (-5.60%) and Other Energy (-2.6%). We believe this broadening of market performance is likely to continue through 2006.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Fund seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility. In the reporting period, we were pleased to find what we believe are longer-term value opportunities for the portfolio, adding new names, including Universal Compression in the Energy sector.

The portfolio strategy emphasizes bottom-up stock selection, which accounts for the great majority of performance issues relative to the benchmark, with sector weightings having a negligible impact. Therefore, our discussion of strategy is focused on specific Fund holdings and on our buy, sell, and hold decisions with regard to these stocks.

Rewarding holdings

Among strong contributors to portfolio return for the reporting period were Affiliated Managers Group, Brink's, Manpower, Ruby Tuesday, and Steelcase.

Affiliated Managers Group has appreciated on record growth, the result of solid asset growth at the investment management firms that they have acquired and continued expansion of product offerings through the successful addition of new affiliates.

Brink's, a leading provider of business and security services in North America, benefited from news that Deutsche Bahn has reached an initial agreement to acquire Brink's BAX Global logistics unit for $1.12 billion. We have trimmed this position but remain committed to Brink's because of its strong management team.

Manpower, a leading employment-services company, appreciated sharply on strength in both the U.S. and Europe. We expect one future driver of Manpower's growth to be the company's professional services segment, and we remain committed to the company, as it is currently benefiting from an economic revival, a friendlier business climate in Europe, and an improved business mix.

Ruby Tuesday appreciated following a sales turnaround at established restaurants (represented by strong same-store-sales gains) as well as the company's share buyback program. The company's latest menu -- featuring upgraded ingredients and fewer offerings -- should benefit continued strong same-store sales. We remain fairly optimistic about the company's prospects.

Steelcase, a global leader in office furniture design and manufacturing, has appreciated on improved year-over-year revenue and profitability, despite taking a restructuring charge. We remain confident in this holding for the long term, as management is solid and the company's turnaround continues to be controlled and orderly.

Less successful holdings

The Fund's underperformance relative to the benchmark resulted largely from losses in Health Care and Consumer Discretionary holdings Lincare Holdings, Dendrite International, McClatchy, Entercom Communications, and Spectrum Brands.

Lincare Holdings is the largest U.S. provider of home oxygen and respiratory therapy services. In a climate of uncertainty about proposed changes in government reimbursements, the fact that Lincare derives 56% of its revenue from Medicare has caused investor concern. However, we believe there is a low probability that substantive Medicare legislation will be passed this year. Further, Lincare's strong operating margin and low debt levels should insulate its earnings from a reimbursement shock.

Dendrite International, a leading marketer to global pharmaceutical and life-science companies, saw lower-than-expected growth in their client companies. Dendrite has essentially outgrown its operating structure and undertaken a comprehensive effort to restructure. Following disappointing fourth-quarter 2005 results and mounting organizational costs, we eliminated the position.

McClatchy and Entercom Communications have both been affected by negative investor sentiment on media stocks and overall weak performance of companies that derive the bulk of their revenues from advertisers. McClatchy, a leading newspaper publisher, has produced favorable relative operating results, but share price was impacted by negative investor sentiment on media stocks generally. The company announced their visionary but ambitious purchase of a larger competitor, Knight-Ridder. We continue to hold this high-quality company but frequently revisit it and other media holdings in light of the changing business landscape.

Entercom Communications, a leading owner and operator of U.S. radio-broadcast properties, initiated a cash dividend with an attractive yield of more than 5%. However, we were disappointed by a recent New York State lawsuit accusing Entercom of illegally playing songs for record labels in exchange for payments (a charge the company strongly denies). While all regulatory litigation is a concern, we maintain a positive longer-term view of Entercom. The company's management team is regarded as one of the best in its industry, and the stock remains attractively valued in our view.

While Spectrum Brands (formerly Rayovac) has notable brand names and intriguing growth opportunities in Europe and Asia, management has been unable to integrate recent acquisitions -- which we believe were overpriced -- according to its outlined timetable. As part of our sell discipline, we eliminated the Fund's position in this company.

Outlook

In our view, opportunities for equity investors remain attractive in 2006. In the near term, we expect market volatility to result from supply/demand imbalances in oil, the Fed's commitment to stem inflation through interest-rates increases, and geopolitical concerns in general. We remain cautiously optimistic, even though valuations are generally not as attractive for mid- and small-cap stocks as they were a few years ago. However, the short-term nature of the market still leads to bottom-up stock buying opportunities for longer-term investors. We also believe that investment inflows into the market from hedge funds and private equity players will continue favoring mid-sized and smaller companies. In our view, larger-cap stocks are likely to show improved performance as the overall macroeconomic environment remains fairly positive.

In this environment, individual stock selection should be key to delivering value. The markets are particularly punishing to companies that negatively surprise investors, so market overreaction is providing us some suitable opportunities. In addition, we believe business execution by many of the companies in our portfolio is notable. In all, these factors underscore our confidence in the Fund's strategy.

April 2006

As of March 31, 2006, the following companies represented the following percentages of Fund net assets: Universal Compression 2.05%, Affiliated Managers Group 3.28%, Brink's 3.31%, Manpower 3.64%, Ruby Tuesday 1.91%, Steelcase 3.18%, McClatchy 1.62%, Dendrite International 0.00%, Spectrum Brands 0.00%, Entercom Communications 1.91%, and Lincare Holdings 2.65%. All holdings are subject to change without notice.

Mid Cap Value
Fund Statistics

March 31, 2006

Investment Performance
(total return at NAV)

	6 Months	12 Months
	Ended	Ended
	3/31/06	3/31/06
Class A	7.36%	10.45%
Class C	6.80%	9.82%
Class I	7.70%	**
Russell Mid-Cap Value Index***	9.06%	20.30%
Lipper Mid-Cap Core Funds Average***	10.26%	20.13%

**Since inception on 6/27/05 the fund has returned 10.92%, the Russell Mid-Cap Value Index has returned 16.00% and the Lipper Mid-Cap Core Average was 17.38%.

***Source: Lipper

% of Total
Economic Sectors	Investments
Consumer Discretionary	25.9%
Consumer Staples	7.0%
Financial Services	30.9%
Government Agency Obligations	5.3%
Health Care	13.8%
Materials and Processing	3.4%
Other	3.6%
Other Energy	2.1%
Producer Durables	6.0%
Utilities	2.0%
Total	100%

Ten Largest	% of Net
Stock Holdings	Assets
IMS Health, Inc.	4.6%
H.J. Heinz Co.	3.6%
Manpower, Inc.	3.6%
Jack Henry & Associates, Inc.	3.6%
MBIA, Inc.	3.6%
Sabre Holdings Corp.	3.6%
Markel Corp.	3.5%
Marshall & Illsley Corp.	3.3%
Sybron Dental Specialties, Inc.	3.3%
Brink's Co.	3.3%
Total	36.0%

*Share return at NAV does not reflect deduction of the Portfolio's / Fund's maximum front-end sales charge of 4.75%.

Mid Cap Value Fund Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	5.21%
Since Inception	11.03%
(10/1/04)

Class C Shares
One Year	8.82%
Since Inception	8.82%
(4/1/05)

Class I Shares
Since Inception	10.92%
(6/27/05)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Small Cap Value	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,063.10	$8.69
Hypothetical	$1,000.00	$1,016.50	$8.50
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,057.70	$13.80
Hypothetical	$1,000.00	$1,011.52	$13.49
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,066.50	$4.74
Hypothetical	$1,000.00	$1,020.34	$4.63
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.69%, 2.69%, and 0.92% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
Mid Cap Value	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,073.60	$8.22
Hypothetical	$1,000.00	$1,017.00	$8.00
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,068.00	$13.35
Hypothetical	$1,000.00	$1,012.02	$12.99
(5% return per year before expenses)

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
Mid Cap Value	10/1/05	3/31/06	10/1/05 - 3/31/06
Class I
Actual	$1,000.00	$1,077.00	$4.45
Hypothetical	$1,000.00	$1,020.64	$4.33
(5% return per year before expenses)

**Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.59%, and 0.86% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Small Cap Value Fund
Statement of Net Assets
March 31, 2006

Equity Securities - 91.0%	Shares	Value
Advertising Agencies - 2.6%
Advo, Inc.	24,000	$768,000

Auto Parts - After Market - 1.9%
Commercial Vehicle Group, Inc.*	29,400	564,774

Banks - Outside New York City - 2.4%
Glacier Bancorp, Inc.	22,500	698,625

Chemicals - 2.4%
Airgas, Inc.	18,100	707,529

Communications Technology - 2.9%
Anixter International, Inc.	18,100	864,818

Consumer Products - 5.0%
American Greetings Corp.	26,400	570,768
Matthews International Corp.	23,500	899,110
		1,469,878

Diversified Financial Services - 2.1%
Bisys Group, Inc.*	44,900	605,252

Diversified Materials & Processing - 3.8%
Acuity Brands, Inc.	27,900	1,116,000

Education Services - 4.0%
Corinthian Colleges, Inc.*	82,400	1,186,560

Financial Data Processing Services - 3.5%
Jack Henry & Associates, Inc.	45,300	1,036,011

Foods - 4.3%
Lance, Inc.	56,700	1,275,750

Healthcare Services - 2.2%
Apria Healthcare Group, Inc.*	28,200	648,036

Insurance - Multi-Line - 8.9%
Assured Guaranty Ltd.	40,900	1,022,500
Hilb, Rogal, & Hobbs Co.	22,900	943,938
Markel Corp.*	1,900	641,592
		2,608,030

Investment Management Companies - 6.6%
Affiliated Managers Group, Inc.*	8,400	895,524
Waddell & Reed Financial, Inc.	45,200	1,044,120
		1,939,644

Equity Securities - Cont'd	Shares	Value
Machinery - Oil Well Equipment & Services - 2.4%
Universal Compression Holdings, Inc.*	13,900	$704,313

Medical & Dental - Instruments & Supplies - 5.8%
Invacare Corp.	16,300	506,278
Sybron Dental Specialties, Inc.*	29,300	1,208,332
		1,714,610

Metals & Minerals - Miscellaneous - 2.4%
Compass Minerals International, Inc.	27,600	689,724

Office Furniture & Business Equipment - 2.4%
Steelcase, Inc.	38,400	691,200

Publishing - Miscellaneous - 3.3%
Banta Corp.	18,700	972,026

Publishing - Newspapers - 2.4%
Journal Register Co.	57,400	699,132

Radio & Television Broadcasters - 2.4%
Entercom Communications Corp.	25,300	706,376

Restaurants - 2.9%
Ruby Tuesday, Inc.	26,800	859,744

Services - Commercial - 8.5%
Brink's Co.	11,500	583,740
Sabre Holdings Corp.	30,000	705,900
Standard Parking Corp.*	43,100	1,201,197
		2,490,837

Textile Products - 3.0%
Interface, Inc.*	64,800	894,888

Utilities - Telecommunications - 2.9%
Commonwealth Telephone Enterprises, Inc.	24,500	844,025

Total Equity Securities (Cost $24,288,459)		26,755,782

Exchange Traded Funds - 4.3%
iShares Russell 2000 Index Fund	16,800	1,276,800

Total Exchange Traded Funds (Cost $1,204,396)		1,276,800

U.S. Government Agencies	Principal
and Instrumentalities - 3.4%	Amount	Value
Federal Home Loan Bank Discount Notes, 4/3/06	$1,000,000	$999,744

Total U.S. Government Agencies and Instrumentalities
(Cost $999,744)		999,744

TOTAL INVESTMENTS (Cost $26,492,599) - 98.7%		29,032,326
Other assets and liabilities, net - 1.3%		369,984
Net Assets - 100%		$29,402,310

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 of $0.01 par value shares authorized:
Class A: 1,471,801 shares outstanding		$23,227,563
Class C: 22,780 shares outstanding		356,487
Class I: 216,870 shares outstanding		3,489,082
Undistributed net investment income (loss)		(48,052)
Accumulated net realized gain (loss) on investments		(162,497)
Net unrealized appreciation (depreciation) on investments		2,539,727

Net Assets		$29,402,310

Net Asset Value Per Share:
Class A (based on net assets of $25,264,459)		$17.17
Class C (based on net assets of $387,422)		$17.01
Class I (based on net assets of $3,750,429)		$17.29

* Non-income producing security.

See notes to financial statements.

Mid Cap Value Fund
Statement of Net Assets
March 31, 2006

EQUITY SECURITIES - 89.6%	Shares	Value
Advertising Agencies - 2.5%
Harte-Hanks, Inc.	26,600	$727,510

Banks - Outside New York City - 3.3%
Marshall & Ilsley Corp.	22,100	963,118

Chemicals - 1.9%
Airgas, Inc.	14,200	555,078

Drug & Grocery Store Chains - 3.3%
CVS Corp.	31,900	952,853

Financial Data Processing Services - 5.1%
Fair Isaac Corp.	10,400	412,048
Jack Henry & Associates, Inc.	45,900	1,049,733
		1,461,781

Financial Information Services - 2.3%
D & B Corp.*	8,700	667,116

Financial Miscellaneous - 3.6%
MBIA, Inc.	17,400	1,046,262

Foods - 3.6%
H.J. Heinz Co.	27,800	1,054,176

Healthcare Management Services - 4.6%
IMS Health, Inc.	51,900	1,337,463

Healthcare Services - 5.6%
Lincare Holdings, Inc.*	19,700	767,512
Omnicare, Inc.	15,600	857,844
		1,625,356

Household Equipment & Products - 1.6%
Black & Decker Corp.	5,300	460,517

Insurance - Multi-Line - 6.7%
Assured Guaranty Ltd.	36,700	917,500
Markel Corp.*	3,000	1,013,040
		1,930,540

Investment Management Companies - 7.9%
Affiliated Managers Group, Inc.*	8,900	948,829
Eaton Vance Corp.	14,900	407,962
T. Rowe Price Group, Inc.	11,800	922,878
		2,279,669

EQUITY SECURITIES - Cont'd	Shares	Value
Machinery - Oil Well Equipment & Services - 2.1%
Universal Compression Holdings, Inc.*	11,700	$592,839

Medical & Dental - Instruments & Supplies - 3.3%
Sybron Dental Specialties, Inc.*	23,300	960,892

Metals & Minerals - Miscellaneous - 1.4%
Compass Minerals International, Inc.	16,400	409,836

Miscellaneous Equipment - 2.7%
W.W. Grainger, Inc.	10,500	791,175

Office Furniture & Business Equipment - 3.2%
Steelcase, Inc.	51,200	921,600

Publishing - Miscellaneous - 3.1%
Meredith Corp.	15,900	887,061

Publishing - Newspapers - 1.6%
McClatchy Co.	9,600	468,960

Radio & Television Broadcasters - 1.9%
Entercom Communications Corp.	19,800	552,816

Restaurants - 1.9%
Ruby Tuesday, Inc.	17,200	551,776

Retail - 2.4%
Saks, Inc.*	36,000	694,800

Securities Brokers & Services - 1.6%
Legg Mason, Inc.	3,600	451,188

Services - Commercial - 10.5%
Brink's Co.	18,900	959,364
Manpower, Inc.	18,400	1,052,112
Sabre Holdings Corp.	43,900	1,032,967
		3,044,443

Utilities - Telecommunications - 1.9%
Commonwealth Telephone Enterprises, Inc.	16,300	561,535

Total Equity Securities (Cost $23,488,568)		25,950,360

Exchange Traded Funds - 3.6%	Shares	Value
iShares Russell Midcap Value Index Fund	7,700	$1,027,180

Total Exchange Traded Funds (Cost $1,002,309)		1,027,180

U.S. Government Agencies	Principal
and Instrumentalities - 5.2%	Amount
Federal Home Loan Bank Discount Notes, 4/3/06	$1,500,000	1,499,617

Total U.S. Government Agencies and Instrumentalities (Cost $1,499,617)		1,499,617

Total Investments (Cost $25,990,494) - 98.4%		28,477,157
Other assets and liabilities, net - 1.6%		466,226
Net Assets - 100%		$28,943,383

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 of $0.01 par value shares authorized:
Class A: 1,490,401 shares outstanding		$24,805,799
Class C: 49,936 shares outstanding		845,096
Class I: 52,055 shares outstanding		906,872
Undistributed net investment income (loss)		(70,829)
Accumulated net realized gain (loss) on investments		(30,218)
Net unrealized appreciation (depreciation) on investments		2,486,663

Net Assets		$28,943,383

Net Asset Value Per Share:
Class A (based on net assets of $27,092,392)		$18.18
Class C (based on net assets of $899,281)		$18.01
Class I (based on net assets of $951,710)		$18.28

*Non-income producing security.

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2006

	Small Cap	Mid Cap
Net Investment Income	Value Fund	Value Fund
Investment Income:
Interest income	$6,588	$9,957
Dividend income	143,811	109,813
Total investment income	150,399	119,770

Expenses:
Investment advisory fees	91,398	77,485
Transfer agency fees and expenses	46,713	36,888
Administrative fees	28,719	29,344
Distribution Plan expenses:
Class A	27,186	28,218
Class C	1,471	3,286
Directors' fees and expenses	2,609	2,554
Custodian fees	6,233	7,055
Registration fees	22,071	22,847
Reports to shareholders	5,485	7,159
Professional fees	7,176	7,165
Accounting fees	5,362	5,173
Miscellaneous	5,397	4,790
Total expenses	249,820	231,964
Reimbursement from Advisor:
Class A	(22,694)	(12,008)
Class C	(8,946)	(9,391)
Class I	(8,951)	(8,395)
Fees paid indirectly	(10,778)	(11,571)
Net expenses	198,451	190,599

Net Investment Income (Loss)	(48,052)	(70,829)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(85,287)	8,723
Change in unrealized appreciation or (depreciation)	1,981,179	1,855,599

Net Realized and Unrealized
Gain (Loss) on Investments	1,895,892	1,864,322

Increase (Decrease) in Net Assets
Resulting From Operations	$1,847,840	$1,793,493

See notes to financial statements.

Small Cap Value Fund
Statement of Changes in Net Assets

	Six Months	Year
	Ended	Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($48,052)	($99,805)
Net realized gain (loss) on investments	(85,287)	35,052
Change in unrealized appreciation (depreciation)	1,981,179	558,548

Increase (Decrease) in Net Assets
Resulting From Operations	1,847,840	493,795

Distributions to shareholders from:
Net realized gain:
Class A Shares	(11,238)	--
Class C Shares	(155)	--
Class I Shares	(1,064)	--
Total distributions	(12,457)	--

Capital share transactions:
Shares sold:
Class A Shares	6,770,125	21,088,373
Class C Shares	159,668	219,585
Class I Shares	1,865,576	1,712,130
Reinvestment of distributions:
Class A Shares	10,796	--
Class C Shares	153	--
Class I Shares	1,063	--
Redemption fees:
Class A Shares	308	34
Shares redeemed:
Class A Shares	(2,169,362)	(2,472,711)
Class C Shares	(1,076)	(21,843)
Class I Shares	(83,482)	(6,205)
Total capital share transactions	6,553,769	20,519,363

Total Increase (Decrease) in Net Assets	8,389,152	21,013,158

Net Assets
Beginning of period	21,013,158	--
End of period (including net investment loss of $48,052 and $0 respectively)	$29,402,310	$21,013,158

	Six Months	Year
	Ended	Ended
	March 31,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	425,774	1,337,526
Class C Shares	10,216	13,965
Class I Shares	114,112	108,276
Reinvestment of distributions:
Class A Shares	678	--
Class C Shares	10	--
Class I Shares	66	--
Shares redeemed:
Class A Shares	(134,017)	(158,160)
Class C Shares	(66)	(1,345)
Class I Shares	(5,195)	(389)
Total capital share activity	411,578	1,299,873

See notes to financial statements.

Mid Cap Value Fund

Statement of Changes in Net Assets

	Six Months	Year
	Ended	Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($70,829)	($95,553)
Net realized gain (loss) on investments	8,723	357,389
Change in unrealized appreciation (depreciation)	1,855,599	631,064

Increase (Decrease) in Net Assets
Resulting From Operations	1,793,493	892,900

Distributions to shareholders from:
Net realized gain:
Class A Shares	(284,760)	--
Class C Shares	(8,991)	--
Class I Shares	(7,026)	--
Total distributions	(300,777)	--

Capital share transactions:
Shares sold:
Class A Shares	7,535,653	20,030,048
Class C Shares	537,712	395,304
Class I Shares	580,853	349,476
Reinvestment of distributions:
Class A Shares	269,229	--
Class C Shares	7,786	--
Class I Shares	7,026	--
Redemption fees:
Class A Shares	316	50
Shares redeemed:
Class A Shares	(1,476,336)	(1,553,161)
Class C Shares	(74,068)	(21,638)
Class I Shares	(27,161)	(3,322)
Total capital share transactions	7,361,010	19,196,757

Total Increase (Decrease) in Net Assets	8,853,726	20,089,657

Net Assets
Beginning of period	20,089,657	--
End of period (including net investment loss of $70,829 and $0, respectively)	$28,943,383	$20,089,657

	Six Months	Year
	Ended	Ended
	March 31,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	430,834	1,220,989
Class C Shares	31,340	23,593
Class I Shares	33,074	20,297
Reinvestment of distributions:
Class A Shares	15,571	--
Class C Shares	453	--
Class I Shares	405	--
Shares redeemed:
Class A Shares	(84,170)	(92,823)
Class C Shares	(4,200)	(1,250)
Class I Shares	(1,529)	(192)
Total capital share activity	421,778	1,170,614

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Small Cap Value Fund, and Calvert Mid Cap Value Fund, each a series of Calvert Impact Fund, Inc. (the "Fund"), are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operation of each series is accounted for separately. The Small Cap Value and Mid Cap Value Funds began operations on October 1, 2004 and each offers Class A, Class C and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares of Small Cap Value and Mid Cap Value began operations on April 1, 2005. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares of Small Cap Value and Mid Cap Value began operations on April 29, 2005 and June 27, 2005, respectively. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2006, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% and .65% of the average daily net assets for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $17,722 and $15,261 was payable at period end for Small Cap Value and Mid Cap Value, respectively. In addition, $6,496 amd $3,777 was payable at period end for operating expenses paid by Advisor during March 2006 for Small Cap Value and Mid Cap Value, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007. For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows:
	Class A	Class C	Class I
Small Cap Value	1.69%	2.69%	0.92%
Mid Cap Value	1.59%	2.59%	0.86%

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A and Class C shares and .10% for Class I shares based on the average daily net assets of each Fund. Under the terms of the agreement, $5,495 and $5,757 was payable at period end for Small Cap Value and Mid Cap Value, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Funds, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Fund's Class A and Class C shares, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $5,453 and $6,209 was payable at period end for Small Cap Value and Mid Cap Value, respectively.

The Distributor received $9,286 and $16,236 as its portion of the commissions charged on sales of Small Cap Value and Mid Cap Value Class A shares, respectively, for the six months ended March 31, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $6,593 and $12,518 for the six months ended March 31, 2006 for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $1,148 and $2,275 was payable at period end for Small Cap Value and Mid Cap Value, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

On December 2, 2005, shareholders approved the reorganization of several Calvert Fund Boards. As a result of this reorganization, Directors now oversee additional portfolios. Each Director who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 ($6,000 prior to December 2, 2005) plus a meeting fee of $2,000 ($1,000 prior to December 2, 2005) for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Small Cap Value	Mid Cap Value
Purchases	$12,439,797	$12,706,911
Sales	6,890,531	6,442,135

The following tables present the cost of investments owned at March 31, 2006 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2006.

		Net Unrealized
	Federal Tax	Appreciation	Unrealized	Unrealized
	Cost	(Depreciation)	Appreciation	(Depreciation)
Small Cap Value	$26,602,710	$2,429,616	$3,443,254	($1,013,629)
Mid Cap Value	26,034,997	2,442,160	2,788,609	(346,449)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds.

The Funds had no borrowings under the agreement during the six months ended March 31, 2006.

Small Cap Value Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2006	2005 #(z)
Net asset value, beginning	$16.16	$15.00
Income from investment operations
Net investment income	(.03)	(.15)
Net realized and unrealized gain (loss)	1.05	1.31
Total from investment operations	1.02	1.16
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.01	1.16
Net asset value, ending	$17.17	$16.16

Total return*	6.31%	7.73%
Ratios to average net assets: A
Net investment income	(.45%) (a)	(1.01%) (a)
Total expenses	1.99% (a)	2.40% (a)
Expenses before offsets	1.78% (a)	1.80% (a)
Net expenses	1.69% (a)	1.69% (a)
Portfolio turnover	29%	39%
Net assets, ending (in thousands)	$25,264	$19,060

	Periods Ended
	March 31,	September 30,
Class C Shares	2006	2005 ## (z)
Net asset value, beginning	$16.09	$15.70
Income from investment operations
Net investment income	(.10)	(.13)
Net realized and unrealized gain (loss)	1.03	.52
Total from investment operations	.93	.39
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	0.92	.39
Net asset value, ending	$17.01	$16.09

Total return*	5.77%	2.48%
Ratios to average net assets: A
Net investment income	(1.55%) (a)	(2.04%) (a)
Total expenses	8.86% (a)	21.28% (a)
Expenses before offsets	2.78% (a)	2.80% (a)
Net expenses	2.69% (a)	2.69% (a)
Portfolio turnover	29%	24%
Net assets, ending (in thousands)	$387	$203

Small Cap Value Fund
Financial Highlights

	Periods Ended
	March 31,	September 30,
Class I Shares	2006	2005###(z)
Net asset value, beginning	$16.22	$14.69
Income from investment operations
Net investment income	.01	(.01)
Net realized and unrealized gain (loss)	1.07	1.54
Total from investment operations	1.08	1.53
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.07	1.53
Net asset value, ending	$17.29	$16.22

Total return*	6.65%	10.42%
Ratios to average net assets: A
Net investment income	.26% (a)	(.21%) (a)
Total expenses	1.78% (a)	3.31% (a)
Expenses before offsets	1.01% (a)	1.03% (a)
Net expenses	.92% (a)	.92% (a)
Portfolio turnover	29%	21%
Net assets, ending (in thousands)	$3,750	$1,750

Mid Cap Value Fund
Financial Highlights

	Periods Ended
	March 31,	September 30,
Class A Shares	2006	2005#(z)
Net asset value, beginning	$17.16	$15.00
Income from investment operations
Net investment income	(.04)	(.14)
Net realized and unrealized gain (loss)	1.29	2.30
Total from investment operations	1.25	2.16
Distributions from
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.02	2.16
Net asset value, ending	$18.18	$17.16

Total return*	7.36%	14.40%
Ratios to average net assets: A
Net investment income	(.59%) (a)	(.89%) (a)
Total expenses	1.79% (a)	2.29% (a)
Expenses before offsets	1.69% (a)	1.69% (a)
Net expenses	1.59% (a)	1.59% (a)
Portfolio turnover	29%	55%
Net assets, ending (in thousands)	$27,092	$19,362

	Periods Ended
	March 31,	September 30,
Class C Shares	2006	2005##(z)
Net asset value, beginning	$17.09	$16.62
Income from investment operations
Net investment income	(.10)	(.13)
Net realized and unrealized gain (loss)	1.25	.60
Total from investment operations	1.15	.47
Distributions from
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	.92	.47
Net asset value, ending	$18.01	$17.09

Total return*	6.80%	2.83%
Ratios to average net assets: A
Net investment income	(1.53%) (a)	(1.86%) (a)
Total expenses	5.55% (a)	11.25% (a)
Expenses before offsets	2.69% (a)	2.69% (a)
Net expenses	2.59% (a)	2.59% (a)
Portfolio turnover	29%	34%
Net assets, ending (in thousands)	$899	$382

Mid Cap Value Fund
Financial Highlights

	Periods Ended
	March 31,	September 30,
Class I Shares	2006	2005####(z)
Net asset value, beginning	$17.20	$16.70
Income from investment operations
Net investment income	.01	(.01)
Net realized and unrealized gain (loss)	1.30	.51
Total from investment operations	1.31	.50
Distributions from
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.08	.50
Net asset value, ending	$18.28	$17.20

Total return*	7.70%	2.99%
Ratios to average net assets: A
Net investment income	.22% (a)	(.17%) (a)
Total expenses	3.71% (a)	14.06% (a)
Expenses before offsets	.96% (a)	.96% (a)
Net expenses	.86% (a)	.86% (a)
Portfolio turnover	29%	28%
Net assets, ending (in thousands)	$952	$346

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From October 1, 2004 inception.

## From April 1, 2005 inception.

### From April 29, 2005 inception.

#### From June 27, 2005 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Calvert Impact Fund, Inc. with respect to Small Cap Value and Mid Cap Value (each, a "Fund") and the Advisor and the Investment Subadvisory Agreement with respect to each Fund on December 6, 2005.

In evaluating the Investment Advisory Agreement with respect to each Fund, the Board of Directors considered on a Fund-by-Fund basis a variety of information relating to the Funds and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with respect to each of the Funds and the Investment Subadvisory Agreement with respect to each Fund with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement with respect to each Fund, the Directors considered on a Fund-by-Fund basis the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Fund's advisory fee; comparative performance, fee and expense information for each Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Funds, the effect of each Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement for the Funds, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to each Fund under the Investment Advisory Agreement.

In considering each Fund's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement with respect to each of the Funds, including, among other information, a comparison of the Fund's total return with its benchmark and with that of other mutual funds in its Lipper peer group. This data indicated that each Fund had underperformed its respective benchmark and was in the bottom half of its Lipper peer group year-to-date through September 30, 2005 and since its inception in October, 2004. The Directors took into account management's discussion of the reasons for the Funds' performance, as well as management's continued confidence in the future potential long-term performance of each Fund. The Directors noted the fact that each Fund has only had approximately one year of operations. Based upon their review of various factors, the Directors concluded that each Fund's performance was being addressed.

In considering each Fund's fees and expenses, the Board of Directors noted that because the Funds each had less than a year of operations, no statistical analysis by an independent third party comparing the Funds' current expenses to those of comparable funds was available. The Board took into account the information that it had previously reviewed in initially approving the Funds' Investment Advisory Agreement, which compared each Fund's anticipated fees and total expense ratios with various comparative data for certain funds deemed to be comparable to the Funds by the Advisor. Among other things, the data indicated that each Fund's management fee (which reflects both the advisory fee and administrative service fee) was within the range of the management fees of the other comparable funds selected by the Advisor for that Fund and that each Fund's estimated total expenses (net of expense limitation) were within the range of the total expense ratios of such comparable funds. The Directors took into account the Advisor's current undertaking to maintain expense limitations for the Funds. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services received by the Fund and the other factors considered.

In reviewing the overall profitability of each advisory fee to the Funds' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to each of the Funds for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with each Fund in terms of the total amount of annual advisory fees it receives with respect to that Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Directors also noted the Adviser's current undertaking to maintain expense limitations as noted above. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor pays the subadvisory fees for each Fund out of the advisory fees the Advisor receives from the respective Fund. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with each Fund was reasonable.

The Board considered the effect of each Fund's current size and potential growth on its performance and fees. The Board also noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses. The Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given each Fund's current size.

In reapproving the Investment Advisory Agreement with respect to each Fund, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors. The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

In evaluating the Investment Subadvisory Agreement with respect to each Fund, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. The Board also took into account information received by the Subadvisor at the time of the initial approval of the Investment Subadvisory Agreement with respect to each Fund.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor with respect to each Fund based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of their deliberations, the Directors evaluated on a Fund-by-Fund basis, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the performance record of each Fund and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to each Fund under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered each Fund's performance for the year-to-date through September 30, 2005 and since inception as compared to that Fund's respective benchmark and its peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Funds, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Directors' deliberations. For similar reasons, the Directors did not consider the potential economies of scale in the Subadvisor's management of the Funds to be a material factor in their consideration at this time, although it was noted that the subadvisory fees for each Fund did contain breakpoints.

In reapproving the Investment Subadvisory Agreement with respect to each Fund, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors. The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Conclusions

The Board of Directors reached the following conclusions regarding the Investment Advisory Agreement and the Subadvisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the Fund's performance is being addressed; and (f) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund would be in the interests of the respective Fund and its shareholders.

A special shareholder meeting was held on December 2, 2005 by the Calvert Impact Fund, Inc. for the purpose of electing a Board of Trustees/Directors. The voting results were as follows:

Name of Trustee/Director	For	Withhold	Abstain	Broker Non-Votes
Rebecca Adamson	16,068,573.178	224,891.883	210,923.000	0.000
Richard L. Baird, Jr.	16,068,276.416	225,188.645	210,923.000	0.000
Frederick A. Davie, Jr.	16,067,378.664	226,086.397	210,923.000	0.000
John Guffey, Jr.	16,065,328.661	228,136.400	210,923.000	0.000
Miles Douglas Harper, III	16,069,195.194	224,269.867	210,923.000	0.000
Joy V. Jones	16,067,597.855	225,867.206	210,923.000	0.000
Terrence J. Mollner, Ed. D.	16,062,174.990	231,290.071	210,923.000	0.000
Sydney Amara Morris	16,067,269.556	226,195.505	210,923.000	0.000
Rustum Roy	16,065,994.461	227,470.600	210,923.000	0.000
Tessa Tennant	16,072,593.668	220,871.393	210,923.000	0.000
Barbara J. Krumsiek	16,069,729.191	223,735.870	210,923.000	0.000
D. Wayne Silby, Esq.	16,060,802.035	232,663.026	210,923.000	0.000

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Calvert Impact Fund, Inc.
Small Cap Value Fund
Mid Cap Value Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending September 30, 2005.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: June 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: June 2, 2006

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: June 2, 2006